UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021 (March 23, 2021)

Assisted 4 Living, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6801 Energy Court, Suite 201 Sarasota, Florida	34240
(Address of Principal Executive Office)	(Zip Code)

(888) 609-1169

(Registrant’s telephone number, including area code)

n/a

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2021, Assisted 4 Living, Inc., a Nevada corporation (“Assisted”), entered into a Plan of Merger (the “Plan of Merger”) by and among Assisted, Assisted’s wholly owned subsidiary, BPCC Acquisition, Inc., a Florida corporation (“Merger Sub”), and Banyan Pediatric Care Centers, Inc., a Florida corporation (“Banyan”). Under the terms of the Plan of Merger, Merger Sub merged with and into Banyan with Banyan surviving the merger and becoming a wholly-owned subsidiary of Assisted (the “Merger”). The Merger was effective on March 23, 2021.

Pursuant to the Plan of Merger, at the effective time of the Merger:

•	Banyan’s 49,984,649 outstanding shares of common stock were converted into and exchanged for the right to receive 4,165,388 shares of Assisted’s validly issued, fully paid and nonassessable shares of common stock, not including additional shares to be issued in lieu of any fractional shares (together, the “Merger Shares”), based on an exchange ratio of one (1) share of Assisted common stock for every twelve (12) shares of Banyan common stock. No fractional shares will be issued. In lieu of a fractional share, each holder of Banyan common stock who would otherwise be entitled to a fraction of a share of Assisted’s common stock shall receive one share of Assisted common stock. There were 64 qualified holders of Banyan common stock as of the effective date of the Merger.

•	Banyan’s outstanding warrant to purchase 900,000 shares of common stock was converted into and exchanged for a warrant to purchase 75,000 shares of Assisted’s common stock (the “Warrant”). The Warrant is held by one investor and is exercisable for a period of ten years from the date the original warrant to purchase common stock of Banyan was issued to the holder. The Warrant provides for the purchase of shares of Assisted’s common stock an exercise price of $0.38 per share. The Warrant is exercisable for cash only. The number of shares of common stock deliverable upon exercise of the Warrants is subject to adjustment for subdivision or consolidation of shares and other standard dilutive events.

•	Banyan’s $2,300,000 of outstanding debt was assumed by the surviving corporation, and the $2,000,000 of such debt that was convertible into 20,000,000 shares of Banyan common stock will be converted at $0.50 per share into 4,000,000 shares of Assisted common stock, effective as of March 30, 2021 (the “Debt Conversion Shares”). The $300,000 of outstanding debt, evidenced by a promissory note dated November 6, 2020 (the “Note”), earns interest at the annual rate of 12%. Interest accrues and is payable on the sixth day of each month in the amount of $3,000 until the maturity date of the Note on November 6, 2021, at which time, the remaining principal balance, if any, shall be due and payable. There is a prepayment charge if any portion of the principal is paid prior to May 6, 2021, then Banyan must pay a prepayment fee calculated as the difference between six (6) months of interest on the amount of principal being prepaid and the amount of interest paid to date on the amount of principal being prepaid.

Following the Merger, Assisted has 39,395,388 shares of common stock outstanding, including 4,000,000 shares issued upon conversion of Banyan’s $2,000,000 in convertible debt assumed in the Merger, but not including up to 64 additional shares that could be issued in lieu of any fractional shares. The pre-Merger shareholders of Assisted retained an aggregate of 31,230,000 shares of outstanding common stock, representing approximately 79% ownership of the outstanding shares of common stock of Assisted post-Merger. Therefore, upon consummation of the Merger, there was not a change in control of Assisted.

The Merger was treated as a recapitalization and reverse acquisition of Assisted for financial accounting purposes. Banyan is considered the acquirer for accounting purposes, and Assisted’s historical financial statements before the Merger have been replaced with the historical financial statements of Banyan before the Merger in future filings with the SEC.

The parties intend for the Merger to qualify as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended.

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The foregoing summary of the Plan of Merger, the Warrant and the Note do not purport to be complete and are qualified in their entirety by reference to the Plan of Merger, the Warrant and the Note, copies of which are filed as Exhibits 2.1, 4.1 and 4.2 to this Report and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information set forth in Item 1.01 above and in Items 2.03, 3.02, 3.03, 5.02 and 5.03 below is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth in Items 1.01 and 2.01 above and in Items 3.02, 3.03, 5.02 and 5.03 below is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance of the Merger Shares, the Warrant and the Debt Conversion Shares in connection with the Merger are exempt from registration under Section 4(a)(2) and Rule 506 of Regulation D as promulgated by the SEC under of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving any public offering, based on Assisted’s belief that the issuance of such securities did not involve a public offering and all of the Banyan shareholders who were not already shareholders of Assisted, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Items 1.01, 2.01, 2.03 and 3.02 above and in Items 5.02 and 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Merger, Mr. Roger Tichenor resigned from his officer position as Chief Financial Officer with Assisted and Janet Huffman was appointed by the board of directors of Assisted to serve as the Chief Financial Officer of Assisted until her resignation or removal in accordance with Assisted’s Bylaws.

Janet Huffman; Age 49: Janet is currently the Secretary and Treasurer of Assisted. Since January 2019, Janet has been the CFO and Secretary of Banyan. She is an experienced health care professional with over 15 years’ experience in Home Care, Physician Practices and Hospice. She has a proven track record of leadership in growing organizations and impacting bottom-line revenue cycle management through productivity alignment, fiscal oversight and management, and streamlining operational efficiencies in support of scalability and predictive organizational models.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As set forth above, the Merger will be treated as a reverse merger for accounting purposes under U.S. generally accepted accounting principles. Therefore, Assisted has elected to change its fiscal year end from November 30 to December 31 following the Merger.

To the extent required by Item 5.03 of Form 8-K, the information contained in Items 1.01, 2.01, 2.03, 3.02, 3.03 and 5.02 above is incorporated by reference into this Item 5.03.

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Item 8.01. Other Events.

As described earlier in this Report, following the effective time of the Merger, Banyan, Assisted’s wholly-owned subsidiary, will continue its pre-Merger business and operations. Information regarding Banyan’s historic business is set forth below. For purposes of this Item 8.01, references to “we,” “us,” and “our” refer to Assisted and its direct and indirect subsidiaries on a consolidated basis:

Overview of Business

Banyan was organized under the laws of the State of Florida on January 15, 2019 for the purpose of providing health care services for medically fragile and chronically ill children. Specifically, to open and operate Prescribed Pediatric Extended Care (“PPEC”) centers in the State of Florida. Our PPEC centers provide, among other services, daily medical care for medically fragile and chronically ill children whose current locations are in Florida.

A PPEC center is a state licensed and regulated non-residential center that serves three or more medically dependent or technologically dependent children ranging in age from a newborn to 21 who require short, long-term, or intermittent medical care due to medically complex conditions. A PPEC center offers services that meet the children’s physiological, developmental, nutritional and social needs, and affords these children the opportunity to interact with other children with special medical needs.

The children who come to PPEC centers receive skilled medical, respiratory, physical, occupational, and other therapies tailored to their individual needs. PPEC centers are operated and staffed by registered nurses, licensed practical nurses and other qualified personnel such as paramedics and nursing assistants. Due to the specialized care required to treat pediatric illnesses and conditions, nursing care is most effectively delivered to pediatric patients by nurses with experience in either a neonatal intensive care unit or pediatric intensive care unit or equivalent experience. These specialized health care professionals are experienced in treating medically fragile children and administering required medications and other therapies.

PPEC centers provide up to 12 hours of daily care for families struggling with the unique and complex medical needs of their children and allow the parents of children with special needs some independence and the opportunity to still pursue their professional goals.

Banyan’s PPEC centers provide, among other services, daily medical care, and physical, occupational, and other forms of therapy for medically fragile and chronically ill children. The children receive nursing supervision and/or physical, occupational, and other therapies in a setting that facilitates their socialization and education. Banyan also provides case management services to assist the family and patient by coordinating the provision of services between the insurer or other payor, the physician, the hospital, and other health care providers.

In the state of Florida, PPECs are regulated and licensed by the Agency for Health Care Administration (AHCA). AHCA is responsible for the administration of the Florida Medicaid program, licensure, and regulation of Florida’s health facilities. The licensure process can take 60-90 days and requires that the applicant submit all required local, state, and federal certifications, licenses and or permits required to operate. Licensure application also requires an onsite survey. Licensure is biennial and requires onsite survey as part of the license renewal process.

PPEC reimbursement rates are determined by the Medicaid program. Banyan could be significantly affected by any future changes in the Medicaid reimbursement rates. To receive authorization for PPEC services a child must have a qualifying diagnosis and a prescription from a physician. The Centers for Medicare and Medicaid Services (CMS) has contracted with EQ Health Solutions, a third-party software provider, to manage the patient’s initial authorization and re certification process to receive PPEC services. All children must be approved and receive an authorization number prior to receiving PPEC services. Any changes with this authorization process or third-party contracts CMS could negotiate in the future could affect Banyan and their financial operations.

Banyan has plans to expand into multiple states and will be subject to the regulations, licensure requirements and processes, and reimbursement rates in each of those states. States that have a PPEC or similar program manage their own program requirements, regulations, and reimbursement programs. Banyan’s projected financial plans in these expansion states could be impacted by any changes or barriers to entry in each of these states as they expand.

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Market Analysis

According to the Florida Agency for Health Care Administration (“AHCA”), there are approximately more than 93,000 children in Florida identified as medically needy and potentially eligible to be covered under the Children Medical Services (“CMS”) Network in Florida. A CMS plan is a managed care plan, but it is paid by the State of Florida on a non-risk basis. To be eligible for the CMS plan in Florida, a patient must meet the certain eligibility requirements, which are: (1) be eligible for Medicaid; (2) be 21 years old or younger; (3) have a chronic and serious physical, developmental, behavioral or emotional condition as defined in Florida law; and (4) require health care and related services of a type or amount beyond which is generally required by children.

According to the AHCA, there are currently only 120 licensed PPEC facilities in Florida, which collectively can accommodate approximately 5,671 of the more than 93,000 medically needy children currently in Florida.

Competition

Child Health Holdings, Inc. d/b/a Pediatric Health Choice, headquartered in Tampa, is the state’s largest operator of PPEC centers, with 11 locations throughout Florida.

EPIC Health Service, Inc. subsidiaries Guardian Healthcare Providers, Inc. and parent company Aveanna Healthcare Holdings, Inc. is the largest organization in the country with over 65 locations throughout 17 states providing PPEC, pharmacy, home health and private duty pediatric services.

Competitive Strengths

We believe we have the following competitive strengths:

•	Our management team is deeply rooted in the communities that we serve, having relationships with multiple health care facilities and referral sources.

•	Our Board of Director (the “Board”) members are highly skilled healthcare professionals with successful careers in scaling healthcare organizations.

•	By providing better continuity of care and chronic disease management, our services assist local pediatricians to achieve HEDIS (Healthcare Effectiveness Data Information Set) quality measures that score and monitor patient outcomes, and directly affect provider reimbursements and the ability to contract with payers.

Employees

Banyan currently has 45 employees, 32 full time employees and 13 part time employees. Banyan has a President, CFO, and SVP of Business and Clinical Development that manage the operations, clinical programs, financial operations, and growth strategies.

Laws and Regulations

Health care operations are highly regulated by both state and federal government agencies. Regulation of health care services is an ever-evolving area of law that varies from jurisdiction to jurisdiction. Regulatory agencies generally have discretion to issue regulations and interpret and enforce laws and rules. Changes in applicable laws, statutes, regulations and interpretive guidance occur frequently. In addition, government agencies may impose taxes, fees or other assessments upon Banyan at any time.

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Banyan is also subject to certain state laws prohibiting the payment of remuneration for patient or business referrals and the provision of services where a financial relationship exists between a referring person or entity and the entity providing the service. Federal laws governing our activities include regulation under the Medicare and Medicaid programs. Federal fraud and abuse laws prohibit or restrict, among other things, the payment of remuneration to parties in a position to influence or cause the referral of patients or business, as well as the filing of false claims. Government enforcement authorities have become increasingly active in recent years in their review and scrutiny of various sectors of the health care industry.

Changes in or new interpretations of these laws could have an adverse effect on our methods and costs of doing business. Further, failure by Banyan to comply with such laws could adversely affect the ability to continue to provide, or receive reimbursement for, our services, and could subject Banyan and its officers and employees to civil and criminal penalties. There can be no assurance that Banyan will not encounter regulatory impediments that could adversely affect the ability to open facilities or to expand the services currently planned to provide at the facilities.

HIPAA, HITECH Act, State Privacy Laws and Breach Notification Laws.

HIPAA and the regulations adopted under HIPAA are intended to improve the portability and continuity of health insurance coverage and simplify the administration of health insurance claims and related transactions.

The HITECH Act modified certain provisions of HIPAA by, among other things, extending the privacy and security provisions to business associates, mandating new regulations around electronic health records, expanding enforcement mechanisms, and increasing penalties for violations.

On January 25, 2013, the U.S. Department of Health and Human Services (“HHS”), as required by the HITECH Act, issued the Final Omnibus Rules that provide final modifications to HIPAA rules to implement the HITECH Act.

The HITECH Act also contains a number of provisions that provide incentives for states to initiate certain programs related to health care and health care technology, such as electronic health records. While provisions such as these will not apply to us directly, states wishing to apply for grants under the HITECH Act, or otherwise participating in such programs, may impose new health care technology requirements on us through our expected contracts with state Medicaid agencies.

All health plans are considered covered entities subject to HIPAA. HIPAA generally requires health plans, as well as their providers and vendors, to: (1) protect patient privacy and safeguard individually identifiable health information; and (2) establish the capability to receive and transmit electronically certain administrative health care transactions, such as claims payments, in a standardized format.

Specifically, the HIPAA Privacy Rule regulates use and disclosure of individually identifiable health information, known as “protected health information” (“PHI”). The HIPAA Security Rule requires covered entities to implement administrative, physical and technical safeguards to protect the security of electronic PHI. Certain provisions of the security and privacy regulations apply to business associates (entities that handle PHI on behalf of covered entities), and business associates are subject to direct liability for violation of these provisions. Furthermore, a covered entity may be subject to penalties as a result of a business associate violating HIPAA, if the business associate is found to be an agent of the covered entity.

Covered entities must report breaches of unsecured PHI to affected individuals without unreasonable delay, but not to exceed 60 days of discovery of the breach by a covered entity or its agents. Notification must also be made to HHS and, in certain situations involving large breaches, to the media. HHS is required to publish on its website a list of all covered entities that report a breach involving more than 500 individuals. All non-permitted uses or disclosures of unsecured PHI are presumed to be breaches unless the covered entity or business associate establishes that there is a low probability the information has been compromised. Various state laws and regulations may also require us to notify affected individuals in the event of a data breach involving individually identifiable information.

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HIPAA violations by covered entities may result in civil and criminal penalties. Covered entities could face civil monetary penalties up to an annual maximum of $1.5 million for uncorrected violations based on willful neglect. HHS enforces the regulations and performs audits to confirm compliance. Investigations of violations that indicate willful neglect, for which penalties are mandatory, are statutorily required. HHS may also resolve HIPAA violations through informal means, such as allowing a covered entity to implement a corrective action plan, but HHS has the discretion to move directly to impose monetary penalties and is required to impose penalties for violations resulting from willful neglect. In addition, state attorneys general are authorized to bring civil actions seeking either injunctions or damages in response to violations of HIPAA privacy and security regulations that threaten the privacy of state residents.

Banyan enforces a HIPAA compliance plan, which complies with the HIPAA privacy and security regulations. Banyan also has dedicated resources to monitor compliance with our HIPAA compliance program.

Banyan, its providers, and certain of its vendors are also subject to numerous other privacy and security laws and regulations at the federal and state levels. Banyan remains subject to any federal or state privacy-related laws that are more restrictive than the privacy regulations issued under HIPAA. These laws vary and violations may result in additional penalties.

Fraud and Abuse Laws. Federal and state enforcement authorities have prioritized the investigation and prosecution of health care fraud, waste and abuse. Fraud, waste and abuse prohibitions encompass a wide range of operating activities, including kickbacks or other inducements for referral of members, billing for unnecessary medical services by a provider and improper marketing and violation of patient privacy rights. Companies involved in public health care programs such as Medicaid and Medicare are required to maintain compliance programs to detect and deter fraud, waste and abuse, and are often the subject of fraud, waste and abuse investigations and audits. The regulations and contractual requirements applicable to participants in these public-sector programs are complex and subject to change. Although Banyan has structured a compliance program with care in an effort to meet all statutory and regulatory requirements, our policies and procedures will be continuously under review and subject to updates and our training and education programs will always be evolving. We intend to invest significant resources towards our compliance efforts.

False Claims Act. We are subject to federal and state laws and regulations that apply to the submission of information and claims to various agencies. For example, the federal False Claims Act provides, in part, that the federal government may bring a lawsuit against any person or entity who it believes has knowingly presented, or caused to be presented, a false or fraudulent request for payment from the federal government, or who has made a false statement or used a false record to get a claim approved. The federal government has taken the position that claims presented in violation of the federal anti-kickback statute may be considered a violation of the federal False Claims Act. Violations of the False Claims Act are punishable by treble damages and penalties of up to a specified dollar amount per false claim. In addition, a special provision under the False Claims Act allows a private person (for example, a “whistleblower” such as a disgruntled former associate, competitor or member) to bring an action under the False Claims Act on behalf of the government alleging that an entity has defrauded the federal government and permits the private person to share in any settlement of, or judgment entered in, the lawsuit. A number of states, including Florida, have adopted false claims acts that are similar to the federal False Claims Act.

Medicare and Medicaid Regulations. As a provider of services under the Medicare and Medicaid programs (the “Programs”), we are subject to federal and state laws and regulations governing reimbursement procedures and practices. These laws include the Medicare and Medicaid fraud and abuse statutes and regulations which, among other provisions, prohibit the payment or receipt of any form of remuneration in return for referring business or patients to providers for which payments are made by a governmental health care program. Violation of these laws may result in civil and criminal penalties, including substantial fines, loss of the right to participate in the Programs and imprisonment of responsible individuals. In addition, HIPAA expanded the federal government’s fraud and abuse enforcement powers. Among other provisions, HIPAA expands the federal government’s authority to prosecute fraud and abuse beyond Medicare and Medicaid to all payors; makes exclusion from the Programs mandatory for a minimum of five years for any felony conviction relating to fraud; requires that organizations contracting with another organization or individual take steps to be informed as to whether the organization or individual is excluded from Medicare and Medicaid participation; and enhances civil penalties by increasing the amount of fines permitted. These laws also include a prohibition on referrals contained in the Omnibus Budget Reconciliation Act of 1989 (“Stark I”), which prohibits referrals by physicians to clinical laboratories where the physician has a financial interest, and further prohibitions contained in the Omnibus Budget Reconciliation Act of 1993 (“Stark II”), which prohibits such referrals for a more extensive range of services, including durable medical equipment. Various federal and state laws impose civil and criminal penalties against participants in the Programs who make false claims for payment for services or otherwise engage in false billing practices.

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Many state laws prohibit the payment or receipt or the offer of anything of value in return for, or to induce, a referral for health care goods or services. In addition, there are several other statutes that, although they do not explicitly address payments for referrals, could be interpreted as prohibiting the practice. While similar in many respects to the federal laws, these state laws vary from state to state, are often vague and have sometimes been interpreted inconsistently by courts and regulatory agencies. Private insurers and various state enforcement agencies have also increased their scrutiny of health care providers’ practices and claims.

There can be no assurance that Banyan will not become the subject of a regulatory or other investigation or proceeding or that our interpretations of applicable health care laws and regulations will not be challenged. The defense of any such challenge could result in substantial cost to us, diversion of management’s time and attention, and could have a material adverse effect on our company.

The Social Security Act, as amended by HIPAA, provides for the mandatory exclusion of providers and related persons from participation in the Programs if the individual or entity has been convicted of a criminal offense related to the delivery of an item or service under the Programs or relating to neglect or abuse of patients. Further, individuals or entities may be, but are not required to be, excluded from the Programs in circumstances including, but not limited to, convictions relating to fraud; obstruction of an investigation of a controlled substance; license revocation or suspension; filing claims for excessive charges or unnecessary services or failure to furnish medically necessary services; or ownership or control by an individual who has been excluded from the Programs, against whom a civil monetary penalty related to the Programs has been assessed, or who has been convicted of a crime described in this section. The illegal remuneration provisions of the Social Security Act make it a felony to solicit, receive, offer to pay, or pay any kickback, bribe, or rebate in return for referring a patient for any item or service, or in return for purchasing, leasing or ordering any good, service or item, for which payment may be made under the Programs. Other provisions in HIPAA proscribe false statements in billing and in meeting reporting requirements and in representations made with respect to the conditions or operations of providers. A violation of the illegal remuneration statute is a felony and may result in the imposition of criminal penalties, including imprisonment for up to five years and/or a fine of up to $25,000. Further, a civil action to exclude a provider from participation in the Programs could occur. There are also other civil and criminal statutes applicable to the industry, such as those governing false billings and the health care/services offenses contained in HIPAA, including health care/services fraud, theft or embezzlement, false statements and obstruction of criminal investigation of offenses. Criminal sanctions for these health care criminal offenses can be severe, including imprisonment for up to twenty years.

Environmental Matters

Medical facilities are subject to a wide variety of federal, state and local environmental and occupational health and safety laws and regulations, such as air and water quality control requirements, waste management requirements and requirements for training employees in the proper handling and management of hazardous materials and wastes. Banyan facility operations include, but are not limited to, the handling, use, storage, transportation, disposal and/or discharge of hazardous, toxic, infectious, flammable and other hazardous materials, waste, pollutants or contaminants. These activities may result in injury to individuals or damage to property or the environment and may result in legal liability damages, injunctions, fines, penalties or other governmental agency actions.

Properties

Banyan leases 3 properties that it uses or intends to use for their PPEC operations. The leased facility in St. Petersburg Florida is approximately 12,137 square feet with an additional 3,000 square feet of outside space used as a play area. Banyan assumed this lease in its acquisition of this company in May of 2020.

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Banyan also leases space in New Port Richey Florida for its Pasco county location pending licensure approval. The leased property in New Port Richey Florida is approximately 10,500 square feet. The initial term is 7 years and includes two options to renew for an additional 5 years for each optional term.

Banyan leases space in Sarasota Florida for its Sarasota PPEC location currently pending survey and final approval for initial licensure application. The Sarasota location is also where Banyan has its corporate headquarters located. The Sarasota leased space is approximately 25,600 square feet. Banyan finished approximately 13,000 square feet to operate their Sarasota PPEC and to utilize as corporate headquarters. The Sarasota lease term consist of an initial 5-year term with an additional two optional terms of 5 years each.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company intends to file the financial statements of Banyan required by Item 9.01(a) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(d) Exhibits.

Exhibit Number	Description

2.1	Plan of Merger by and among Assisted 4 Living, Inc., BPCC Acquisition, Inc. and Banyan Pediatric Care Centers, Inc. dated March 23, 2021.

4.1	Assisted 4 Living, Inc. Warrant for 75,000 shares of Common Stock.

4.2	Promissory Note payable by Banyan Pediatric Care Centers, Inc. in the amount of $300,000 dated November 6, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 23, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Louis Collier, Jr.
Louis Collier, Jr. CEO

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